SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28,
2008

                   IGENE BIOTECHNOLOGY, INC.
    ______________________________________________________
    (Exact Name of Registrant as Specified in its Charter)

                           Maryland
______________________________________________________________
(State or Other Jurisdiction of Incorporation or Organization)

        0-15888                           52-1230461
      ___________                     ___________________
      (Commission                      (I.R.S. Employer
        File No.)                     Identification No.)


  9110 Red Branch Road, Columbia, Maryland        21045-2024
  ________________________________________        __________
  (Address of Principal Executive Offices)        (Zip Code)

                        (410) 997-2599
     ____________________________________________________
     (Registrant's Telephone Number, Including Area Code)

                               N/A
 _____________________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement  communications  pursuant  to Rule 14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement  communications  pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On September 27, 2007, we determined there were errors in the Company's financial statements resulting from the accounting for warrants issued with certain of our debt obligations. The financial statements included in the Annual report on Form 10-KSB for the year ended December 31, 2006 and the Quarterly report on Form 10-QSB for the three months ended March 31, 2007 (prior to the restatement as discussed below) should no longer be relied upon.

     The Company historically, when valuing the shares underlying the warrants of the Company, has applied a discount to the value of the shares based on the illiquidity of the shares, applying blockage discounts to the value of the shares. Based on the application of illiquidity discounts, the Company initially believed that it would be an immaterial adjustment to record a valuation to the shares underlying the warrants.

     However, the Company subsequently determined it needed to value the shares underlying the warrants in connection with the Company's issuance of promissory notes and convertible debentures using a Black Scholes model and ignoring any discounts for illiquidity of shares or blockage discounts. The Company has historically reported the warrants issued in connection with the Notes as having zero value and has not recognized any discount on the Notes but rather recorded the full face value of the Notes as Long Term Debt in its consolidated financial statements. Applying the Black Scholes model of valuation to the warrants, original issue discount is now applied to the Notes in an amount corresponding to the valuation of the warrants.

     As  a   result  of  the above, the Registrant  restated  the
financial statements included in its annual report on Form 10-KSB for the year ended December 31, 2006, and the Form 10-QSB for the three months ended March 31, 2007.

     The management of the Company and the Audit Committee of the
Board  of Directors of the Company discussed the matter contained
herein   with   the   Company's  independent  registered   public
accounting firm.

                            Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IGENE BIOTECHNOLOGY, INC.



                              By: /S/ STEPHEN F. HIU
                                  ______________________________
                                      STEPHEN F. HIU
                                      President



Date:  February 7, 2008